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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 11, 1997 included (or incorporated by reference) in Quaker Fabric Corporation's Form 10-K for the year ended January 4, 1997.

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 22, 1997